For immediate release

EXL Renews its Outsourcing Contract with Aviva in Noida

NEW YORK, July 10, 2008 - ExlService Holdings, Inc. (“EXL”) (NASDAQ: EXLS), a leading provider of transformation and outsourcing solutions, today made several key announcements with respect to its relationship with Aviva:

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Aviva has confirmed its commitment to EXL by renewing its outsourcing contract with EXL to provide services from EXL’s Noida facility through January 2012 including provisions relating to annual minimum volume commitments. The existing Noida contract with Aviva is in effect until July 2009.

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Aviva has provided notice to EXL with respect to the exercise of the Build Operate Transfer (BOT) contract currently in place with EXL in Pune. The anticipated date of transfer of the Pune operations for Aviva is expected to be August 9, 2008. Aviva is consolidating its captive operations and BOT contracts after conducting a commercial process for the sale of the assets.

Cathryn Riley, Chief Operating Officer of Aviva, stated: “We have enjoyed a long-term relationship with EXL which we look forward to continuing. EXL is a partner that we have come to rely on for excellent customer service and process reengineering and transformation skills. Extending the Noida contract makes absolute sense to us as we continue to enjoy the mutual benefit from Aviva’s relationship with EXL.”

Rohit Kapoor, President and CEO of EXL stated: “The extension of the Noida outsourcing contract clearly demonstrates that EXL’s focus on service quality in the insurance domain remains valuable to our partners. We continue to maintain a strong leadership position in the insurance domain with unrivaled domain expertise, well honed transformational skill sets and significant process breadth. While we were ultimately not the successful bidder to acquire Aviva’s consolidated BPO operations, we believe that our disciplined approach to this bidding process ultimately created a positive outcome for EXL that is in the best interests of our shareholders. EXL’s balance sheet position is strong and with significantly improved customer diversification we will continue to focus our efforts on the growth of new and existing clients.”

EXL will announce financial results for the second quarter ending June 30, 2008 on August 6, 2008 after market close. Following the release, EXL management will conduct a conference call at 10:00 a.m. (ET) on August 7, 2008 to discuss the company's financial and operating performance.

About ExlService Holdings, Inc.

ExlService Holdings, Inc. (Nasdaq: EXLS) is a recognized business solutions provider. EXL's service offerings provide a competitive edge to its clients by transforming and outsourcing business processes. Transformation services enable continuous improvement of client processes by bringing together EXL's capabilities in reengineering, including Six Sigma process improvement, research & analytics, and risk advisory services. EXL's outsourcing services include a full spectrum of business process services from offshore delivery centers requiring ongoing process management skills. Headquartered in New York, EXL primarily serves the needs of Global 1000 companies in the banking, financial services, insurance, utilities, healthcare, telecommunications and transportation sectors. Find additional information about EXL at www.exlservice.com.

This press release contains forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to EXL’s operations and business environment, all of which are difficult to predict and many of which are beyond EXL’s control. Forward-looking statements include information concerning EXL’s possible or assumed future results of operations, including descriptions of its business strategy. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are based on assumptions that we have made in light of management’s experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. You should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions. Although EXL believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect EXL’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors are discussed in more details in EXL’s filings with the Securities and Exchange Commission. These risks could cause actual results to differ materially from those implied by forward-looking statements in this release.

You should keep in mind that any forward-looking statement made herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect EXL. EXL has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.